UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2018
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On February 14, 2018, ACCO Brands Corporation (the "Company") announced its results for the period ended December 31, 2017. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report included under this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01. - Regulation FD Disclosure.

On February 14, 2018, the Company announced that its board of directors has approved the initiation of a dividend program under which the Company will pay a regular quarterly cash dividend of $0.06 per share ($0.24 per share on an annualized basis) to stockholders. The first dividend will be paid on March 21, 2018, to stockholders of record as of the close of business on March 1, 2018.

The Company also announced that its board of directors approved an authorization to repurchase up to an additional $100 million in shares of its common stock. Attached as Exhibit 99.2 is a copy of the Company’s press release related to its announcement of the dividend program and share repurchase increase, which is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report included under this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1Press Release of the Company for the period ended December 31, 2017, dated February 14, 2018.

99.2Press Release of the Company, Initiation of Quarterly Dividend and Share Repurchase Authorization, dated February 14, 2018.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan," and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Because actual results may differ materially from those suggested or implied by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities.

Our business outlook is based on certain assumptions, which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding the timing, cost and synergies expected from integration of acquisitions; impact of the recent changes in U.S. tax laws; changes in the macro environment; fluctuations in foreign currency rates and share count; changes in the competitive landscape and consumer behavior; as well as other factors described below.

Among the factors that could cause actual results to differ materially from our forward-looking statements are: the concentration of our business with a relatively limited number of large and sophisticated customers; changes in our customers' business models and the consolidation of our customers; risks associated with foreign currency fluctuations; shifts in the channels of distribution of our products; challenges related to the highly competitive business environments in which we operate; our ability to develop and market innovative products that meet end-user demands; business, commercial and consumer spending decisions during periods of economic uncertainty or weakness; the failure, inadequacy or interruption of our information technology systems or supporting infrastructure or a cybersecurity incident or information security breach; risks associated with the changes to current U.S. government policies, including changes in trade relations and policies and/or changes to U.S. tax laws; our ability to successfully expand our business in emerging markets which generally involves more financial, operational, legal and compliance risks and creates more exposure to economic volatility, unstable political conditions and civil unrest; our ability to grow profitably through acquisitions; our ability to realize the synergies, growth opportunities and other potential benefits from acquisitions; our ability to successfully compete in a rapidly changing and highly competitive computer products market; the impact of litigation or other legal proceedings; the risks associated with outsourcing production of certain of our products, information systems and other administrative functions; the continued decline in the use of certain of our products; risks associated with seasonality and raw material, labor and transportation cost fluctuations; increased cost of compliance with environmental, product safety, privacy, and other laws; the impact of pension costs; any impairment of our goodwill or other intangible assets; risks associated with our indebtedness, including our debt service obligations, limitations imposed by restrictive covenants and our ability to comply with financial ratios and tests; our failure to comply with customer contracts; the insolvency, bankruptcy or financial instability of our customers and suppliers; our ability to secure, protect and maintain our intellectual property rights; product liability claims or regulatory actions; our ability to attract and retain key employees; the volatility of our stock price; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities resulting from circumstances outside our control; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	February 14, 2018	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1Press Release of the Company for the period ended December 31, 2017, dated February 14, 2018.

99.2Press Release of the Company, Initiation of Quarterly Dividend and Share Repurchase Authorization, dated February 14, 2018.